UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road
Suite 1000
Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

                                           N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 24, 2015, Sparton Corporation (the “Company”) issued a press release announcing that it had reached a settlement agreement with L-3 Communications Corporation (“L-3”) regarding the complaint filed by L-3 against the Company on September 24, 2013 in the United States District Court for the Middle District of Florida, Orlando Division. Additional information concerning the settlement agreement is contained in the press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 24, 2015 issued by Sparton Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: August 24, 2015	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 24, 2015 issued by Sparton Corporation.